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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): JANUARY 14, 2005




                              TS ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)




   Delaware                          0-29523                      73-1564807
   --------                          -------                      ----------
   (state of                 (Commission File Number)           (IRS Employer
 incorporation)                                                   I.D. Number)

                   3795 Georgetown Road, Pottsboro, TX 75076
                                  903-786-9618
             -------------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
----------------------------------------------------------

On a Form 8-K filed August 18, 2004, we reported that we had entered into a definitive material agreement on August 17, 2004 with Mr. Hou Xiao, the sole shareholder of China ESCO Holdings Limited ("China ESCO"), a company organized in the Hong Kong Special Administrative Region in The People's Republic of China and its wholly owned subsidiary, AsiaNet PE Systems Limited. The Agreement provided that our company would issue approximately 11,201,902 shares of its restricted common stock in exchange for 100 percent of the issued and outstanding capital stock of China ESCO, which would represent approximately 94 percent of the then total issued and outstanding common stock of our company after the exchange.

On January 14, 2005 we declared the August 17, 2003 agreement to be rescinded on the ground of material breaches of the agreement by Mr. Hou Xiao. He made no objection to our declaration of rescission.

ITEM 8.01  OTHER EVENTS.
------------------------

We earlier reported in our Form 10-QSB filed February 22, 2005 that on February 8, 2005 we had signed a letter of intent with Osage Energy Company, LLC with regard to a business combination with such company. Subsequent discussions between our company and Osage Energy resulted in an abandonment of any further efforts with regard to such a business combination.

On March 21, 2005 we signed a letter of intent with Halter Financial Group, Inc. of Argyle, Texas to sell to Halter a 75 percent interest in our company for sufficient funds to liquidate all debt of our company. No definitive agreement has been signed or will be signed until and unless Halter Financial completes its due diligence inspection of our company to its satisfaction.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2005                             TS Electronics, Inc.



                                                  By  /s/ KEITH P. BOYD
                                                      ------------------------
                                                      Keith P. Boyd, President

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